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                                                                      Exhibit 11

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Fund, shareholder and other services" in the Statement of Additional Information of Multi-Cap Equity Fund, in this Registration Statement (Form N-1A Nos. 33-47703 and 811-6654) of BNY Hamilton Funds, Inc.

                                        /s/ Ernst & Young LLP
                                        ERNST & YOUNG LLP


New York, New York
October 2, 2002